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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) July 11, 2003

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     1-15781            04-3510455
         --------                     -------            ----------
(State or other jurisdiction         (Commission        (IRS Employer
 of incorporation)                   File number)       Identification No.)


                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS
        ---------------------------------------

         Exhibit 99.1      Press Release Dated July 11, 2003

ITEM 9. REGULATION FD DISCLOSURE
        ------------------------

         On July 11, 2003, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced it expected to issue its second quarter earnings release on July 22, 2003. The Company will conduct a conference call at 2:00 p.m. on July 23, 2003 to discuss second quarter highlights of its financial results. Instructions on how to access the call and an investor presentation that will supplement the call were contained in the press release. A copy of the Company's press release dated July 11, 2003 is attached as Exhibit
99.1 and incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BERKSHIRE HILLS BANCORP, INC.



Dated: July 11, 2003                    By: /s/ Wayne F. Patenaude
                                            ------------------------------------
                                            Wayne F. Patenaude
                                            Senior Vice President and
                                            Chief Financial Officer